UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2026

FLEX LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	98-1773351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12515-8 Research Blvd, Suite 300, Austin, Texas	78759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 425-7929

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Series A Convertible Preferred Stock Investment Agreement

As previously announced, Flex Ltd., a company organized under the laws of Singapore (the “Company” or “Flex”), intends to separate its Cloud and Power Infrastructure business into an independent publicly traded company, Axiom Solutions International, Inc., a Texas corporation and currently a wholly owned subsidiary of Flex (“Axiom”), in the first quarter of 2027 (the “Spin-Off”). As also announced, on September 3, 2026, a wholly owned subsidiary of Flex entered into a stock purchase agreement (the “EPC Purchase Agreement”) to acquire all of the equity interests of EPC Power Corp., a Delaware corporation (“EPC Power”), with Flex guaranteeing such subsidiary’s obligations thereunder (such transaction, the “EPC Power Acquisition”). The EPC Power Acquisition is expected to close in the fourth quarter of 2026 and, upon the closing of the EPC Power Acquisition, EPC Power is expected to become part of the Company’s Cloud and Power Infrastructure business prior to the Spin-Off.

In connection with the pending EPC Power Acquisition, on October 2, 2026, the Company, Axiom, GC Venture XIII (ASI), L.P., a Delaware limited partnership (“General Catalyst”), and other investors party thereto (together with General Catalyst, the “Investors”), entered into a Series A Convertible Preferred Stock Investment Agreement (the “Preferred Investment Agreement”), pursuant to which the Investors have agreed to collectively purchase 200,000 shares of Axiom’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Convertible Preferred Stock”), for a per share purchase price of $10,000 (the “Per Share Purchase Price” or “Stated Value”) and an aggregate purchase price of $2,000,000,000 in a private placement (the “Preferred Investment”).

The Company is a party to the Preferred Investment Agreement for purposes of, among other things, guaranteeing the full performance and payment by Axiom (at Axiom’s election, in cash or in Flex’s ordinary shares, no par value (“Flex Ordinary Shares”), or a combination thereof (which election is subject to the Company’s approval)) of its obligation to redeem all then-outstanding shares of the Convertible Preferred Stock held by the Investors if the Spin-Off is not consummated on or before December 31, 2027, for a price per share of the Convertible Preferred Stock (the “Redemption Price”) equal to: (i) if paid in cash, 115% of the Per Share Purchase Price, or (ii) if paid in Flex Ordinary Shares, 125% of the Per Share Purchase Price, and in each case, minus the sum of the aggregate amount of dividends that have been paid in cash on each share of the Convertible Preferred Stock as of the relevant redemption date (excluding any additional dividends paid as a result of an event of noncompliance); provided that the Redemption Price (as determined without regard to this proviso) shall be increased as necessary so that the after-tax amount retained by each Investor (determined by applying an assumed tax rate of 25.5% against (i) the excess of (a) the Redemption Price (as determined without regard to this proviso) over (b) the Stated Value and (ii) the additional amount determined under this proviso) is equal to the Redemption Price (as determined without regard to this proviso).

To the extent Flex Ordinary Shares are used to pay the Redemption Price, Axiom and the Investors shall use commercially reasonable efforts to mutually agree on the number of Flex Ordinary Shares to be delivered and Axiom’s support obligations in respect thereof, in each case prior to December 1, 2027, and the Company also agreed to provide customary registration rights with respect to such Flex Ordinary Shares. Any portion of the Redemption Price that remains unpaid as of the applicable redemption date will bear interest at a rate of 12% per annum until it is fully paid.

The closing of the Preferred Investment is subject to the satisfaction or waiver of certain customary closing conditions, including, among other things, the expiration or termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of certain other required regulatory approval.

The foregoing description of the Preferred Investment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Preferred Investment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02. The Flex Ordinary Shares to be issued in connection with the payment of Redemption Price will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01. Other Events

On October 5, 2026, the Company issued a press release announcing the Preferred Investment described in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the Preferred Investment, the EPC Power Acquisition and the Spin-Off; the expected timing of the closing of the Preferred Investment and the EPC Power Acquisition, the expected timing of the Spin-Off and the ability to complete each of the Preferred Investment, the EPC Power Acquisition and the

Spin-Off; the anticipated synergies and benefits of the EPC Power Acquisition and the Spin-Off, including enhanced strategic focus, financial flexibility and value creation for shareholders; the expected future performance of each of Flex and Axiom, including the business of EPC Power; the impact of the EPC Power Acquisition on Flex’s Cloud and Power Infrastructure business; the expected sources and structure of financing for the EPC Power Acquisition; and statements about business strategies, growth opportunities, market position and financial outlook for each of Flex and Axiom. These forward-looking statements are based on current expectations, estimates and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Risks and uncertainties related to the Preferred Investment, EPC Power Acquisition and Spin-Off include, but are not limited to: uncertainties as to whether the Preferred Investment, the EPC Power Acquisition and the Spin-Off will be completed and the timing thereof; the ability to achieve anticipated ratings of the Convertible Preferred Stock; the possibility that various conditions to the completion of the Preferred Investment, EPC Power Acquisition and the Spin-Off may not be satisfied or waived, including the failure to obtain required regulatory approvals in the expected timeframe or at all or subject to conditions that are not anticipated; the possibility that the Spin-Off will not qualify for the expected tax-free treatment for U.S. federal income tax purposes; the risk that the Spin-Off may be more difficult, time-consuming, or costly than expected, including the impact on Flex resources, systems, procedures, and controls; the possibility that the occurrence of any event or circumstance that could give rise to the right of one or more parties to the EPC Purchase Agreement to terminate the EPC Purchase Agreement; potential adverse effects to the businesses of Flex or EPC Power during the pendency of the EPC Power Acquisition and the Spin-Off, such as employee departures or distraction of management from business operations; the possibility that the strategic, operational and financial benefits of the EPC Power Acquisition and the Spin-Off may not be achieved or may take longer to achieve than expected, including as a result of problems arising from the integration of the business of EPC Power; the failure to obtain, or delays in obtaining, required legal, regulatory or other approvals necessary to complete the EPC Power Acquisition and the Spin-Off; disruption from the EPC Power Acquisition and the Spin-Off, including potential adverse effects on relationships with customers, suppliers, employees and other business partners; competitive responses to the announcement or completion of the Spin-Off; diversion of management’s attention from ongoing business operations; the possibility of disputes, litigation or unanticipated costs in connection with the EPC Power Acquisition and the Spin-Off; uncertainty regarding the financial performance of either company following the Spin-Off; negative effects of the announcement or pendency of the Preferred Investment, the EPC Power Acquisition and the Spin-Off on the market price of Flex’s securities and/or on Flex’s financial performance; the ability to achieve anticipated capital structures, credit ratings, and financing in connection with the Spin-Off; the ability to retain key personnel; impacts of geopolitical conflicts; and any changes in general economic and/or industry-specific conditions. Additional information concerning risks relating to our business is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and in our subsequent filings with the Securities and Exchange Commission (the “SEC”). All forward-looking statements are made as of the date hereof, and Flex assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Important Information and Where to Find It

In connection with the proposed Spin-Off, Flex intends to file relevant materials with the SEC, including, among other filings, a proxy statement on Schedule 14A that will be mailed or otherwise disseminated to shareholders of Flex seeking their approval of the Spin-Off proposal. In addition, a registration statement on Form 10 (the “Form 10”) has been filed with the SEC by Axiom with respect to its common stock on September 15, 2026. This communication is not a substitute for the proxy statement and Form 10 or any other document that may be filed with the SEC by Flex or Axiom. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE FORM 10 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED BY EACH OF FLEX AND AXIOM WITH THE SEC IN CONNECTION WITH THE PROPOSED SPIN-OFF (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT FLEX, AXIOM, THE PROPOSED SPIN-OFF AND RELATED MATTERS. Investors will be able to obtain free copies of the proxy statement and Form 10 and other relevant documents (when they become available) that will be filed by each of Flex and Axiom with the SEC on the SEC’s website at http://www.sec.gov. Investors also will be able to obtain free copies of the proxy statement and other relevant documents that will be filed by Flex with the SEC from the investor relations page on Flex’s website at investors.flex.com.

Participants in the Solicitation

Flex and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Flex in connection with the proposed Spin-Off. Information regarding Flex’s directors and executive officers and their ownership of Flex ordinary shares is contained in Flex’s proxy statement for its 2026 annual general meeting of shareholders, which was filed with the SEC on June 24, 2026, including under the headings “Corporate Governance,” “Fiscal Year 2026 Non-Employee Directors’ Compensation,” “Proposal No. 1: Re-election of Directors,” “Proposal No. 3: Non-Binding, Advisory Resolution on Executive Compensation,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Information about our Executive Officers” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent the holdings of the Flex securities by the Flex directors and executive officers have changed since the amounts set forth in the proxy statement for its 2026 annual general meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed Spin-Off. You may obtain free copies of these documents using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.

10.1*	Series A Convertible Preferred Stock Investment Agreement, dated October 2, 2026, by and among Axiom Solutions International, Inc., GC Venture XIII (ASI), L.P., other investors party thereto and Flex Ltd. (solely where expressly provided therein).

99.1	Press release, dated October 5, 2026, issued by Flex Ltd.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Schedules and certain portions of this exhibit have been redacted in accordance with Items 601(a)(5) and 601(b)(10) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEX LTD.

Date: October 5, 2026	By:	/s/ Kevin Krumm
Name: Kevin Krumm Title: Chief Financial Officer

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